[dreyfus lion "d" logo] (reg.tm)

[dreyfus logo] (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

SMALL COMPANY STOCK PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Printed in U.S.A.                                              151SA986

Variable

Investment Fund,

SMALL COMPANY

STOCK PORTFOLIO

Semi-Annual

Report

June 30, 1998

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for the six months ended June 30, 1998 for the Dreyfus Variable Investment Fund - Small Company Stock Portfolio. During this time, your portfolio provided a total return of 3.32% ,* compared to a total return of 5.66% for the Portfolio's benchmark, the Russell 2500 Index.**

ECONOMIC REVIEW

  Fears of Federal Reserve Board tightening appear to have eased due to accumulating evidence of slower overall economic growth since the spring. Monetary tightening has been deterred by the Asian financial crisis. The Fed's main domestic concern is that the tight labor market has begun to fuel faster wage growth across many industries. However, rising wages have still not meant rising prices. Instead, this cost-price mix threatens to further erode corporate profit margins. Market interest rates have already reflected the slower economy,
and    the    interest    rate    curve    has    become    quite    flat.

  The shift to slower economic growth this spring is largely due to the drag from Asia's recession, but may well be reinforced this summer by the multiplier impacts of the General Motors strike. Among broader economic factors, the trade deficit has widened sharply due to both weak exports and strong growth in imports. Also, inventories soared earlier this year, potentially creating some drag on future production. However, slowing industrial output has largely been met by shortening the manufacturing work week, not by cutting jobs. Hence, the shift to slower growth has not relieved the tightness in the labor market. Instead, the virtual absence of bad news has left consumers to enjoy the benefits of rising real wages and lower interest rates that, in turn, have boosted spending and home ownership.

  Although growth in corporate profits has slowed in many sectors in the past year, consensus estimates of future profit growth continue to be cut by many analysts. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on growth of sales. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

  Virtually all Treasury market interest rates have already fallen near to the floor set by the Federal Funds rate. This implies that further substantial interest rate drops are unlikely unless the economy weakens enough to justify action by the Fed to ease credit.

MARKET OVERVIEW

  Measured broadly, the half-year ended June 30, 1998 was another period of solid advance for the stock market. Yet that general statement did not apply to
all    categories    of    stocks.

  To be sure, the S& P 500 achieved a new record of 17.72% at the end of the six-month period. The Dow Jones Industrial Average (DJIA), while it didn't reach its all-time record, nonetheless gained 14.16% for the six months, closing the half-year above 9000. Small and medium size stocks, however, underperformed the large cap issues. The Standard & Poor's MidCap 400 Index gained just 8.63% for the half-year, and the Russell 2500 Index of small cap issues advanced a mere 5.66%.

  The first calendar quarter provided most of the strength for the six months, particularly among the large cap companies. In the April-June quarter, the S&P 500 gained 3.32% and the DJIA 2.15%, while the Russell 2500 actually dropped by 4.17%.

Stock categories that were strongest during the half-year included financials, particularly banks, brokerages, insurance and diversified financial services; technology, especially communications and computer issues; and cyclical consumer stocks such as advertising, airlines, automotive, broadcasting and home construction.

  The weak categories for the period included precious metals, oil drilling and oilfield suppliers, and some industrial issues.

Corporate profits dropped sharply from the strong pace of last year. According to the statistical service First Call, profits for stocks in the S&P 500 were expected to show a rise of just 2.3% for the second quarter, compared to 3.8% in the first quarter. Of course there were optimists forecasting a hefty rise in profits for later this year and early 1999, which could potentially propel stock prices upward. Yet most investors seemed preoccupied with the here and now, which included the strike at General Motors plants and the continuing fallout from financial troubles in Japan and Southeast Asia.

  As expected, the Fed at its last meeting made no change in interest rates, even though inflationary pressures are a constant worry for the Fed. The reason for their inaction may well have been the precarious state of some economies elsewhere in the world and the desire not to precipitate a major correction in the U.S. stock market. Even so, the Fed thought it timely to issue a stern warning to banks not to become overextended with unwise loans, which happened in the 1980s.

  Despite warnings like this, and that stock prices are extremely high historically in relation to earnings and cash flow, investors still appeared eager to own equities. Moreover, surveys of consumer sentiment continued to show that the average consumer was more confident about the future than had been the case in a generation.

PORTFOLIO FOCUS

  The portfolio' s underperformance in the past six months relative to its benchmark occurred in the electronics, pollution control, producer goods, and oil service industries. The five worst performing stocks were largely confined to those industries and they consisted of Philip Services (pollution control), Adaptec and Hadco (electronics), Smith International (oil service), and CompUSA (retail).

Philip Services was hurt by an overstatement of past earnings which undermined management' s credibility. The stock was sold at the end of April. Adaptec and Hadco were impacted by the Asian slowdown and subsequent earnings disappointments. Smith International was hit by softer oil and gas prices.
CompUSA   was  hurt  by  the  lower  selling  prices  for  personal  computers.

  On the positive side, the best performing industries relative to the Russell 2500 were apparel, tires, insurance, miscellaneous finance, and services. In terms of stocks, the five best performers were Fingerhut Cos. (catalog retailing) , America West Holdings Cl. B (airline), Intuit (financial software), Galileo International (airline reservation systems) , and Footstar (shoe retailer).

  Takeovers and mergers once again played a positive role in the Fund's performance. LCI International, Money Store, Devon Group, Regal Cinemas, Medusa, Triangle Pacific and Mid-Ocean Limited were all in the process of being acquired at significant price premiums.

  We continued to adhere strictly to our investment disciplines during the reporting period. The Fund's sector weightings were similar to the Russell 2500 and the portfolio characteristics of beta volatility, yield and market capitalization were also similar to the benchmark. We will continue to closely monitor holdings and are on a constant lookout for new opportunities in seeking to enhance returns. Interestingly, the relative valuations of smaller cap stocks are now close to their 1990 lows as compared to larger cap stocks. We will look to see what, if anything, this may mean going forward.

                                  Sincerely,


[Anthony J. Galise signature logo]           [James C. Wadsworth signature logo]


Anthony J. Galise          and                James C. Wadsworth

Portfolio Manager                             Portfolio Manager

July 17, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: THE FRANK RUSSELL COMPANY -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2500 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

Common Stocks--99.3%                                                                                  Shares           Value
-------------------------------------------------------

                                                                                                    ____________    ___________
                    Aerospace--.8%  Cordant Technologies                                                3,200     $     147,600

                                    Gulfstream Aerospace                                                3,400 (a)       158,100

                                                                                                                    ____________

                                                                                                                        305,700

                                                                                                                    ____________

            Basic Industries--6.8%  ACX Technologies                                                    8,450 (a)       183,787

                                    Agrium                                                             12,500           157,813

                                    American Building                                                   3,400 (a)       101,150

                                    AptarGroup                                                          3,400           211,437

                                    Cabot                                                               9,000           290,813

                                    Caraustar Industries                                                4,450           128,494

                                    Clayton Homes                                                      12,137           230,602

                                    Cytec Industries                                                    7,050 (a)       311,963

                                    Jacobs Engineering Group                                            3,700 (a)       118,863

                                    Mail-well                                                           9,900 (a)       214,706

                                    Medusa                                                              3,950           247,863

                                    Sybron International                                                6,700 (a)       169,175

                                    Triangle Pacific                                                    3,950 (a)       217,250

                                                                                                                    ____________

                                                                                                                      2,583,916

                                                                                                                    ____________

           Capital Spending--24.7%  AGCO                                                               10,100           207,681

                                    Adaptec                                                             7,070 (a)       101,189

                                    Altron                                                              7,250 (a)        93,344

                                    Analysts International                                              5,000           141,875

                                    Apple Computer                                                     11,300 (a)       324,169

                                    Applied Graphics Technologies                                       2,630 (a)       120,322

                                    Atmel                                                               8,300 (a)       113,087

                                    Avis Rent A Car                                                     7,000 (a)       173,250

                                    CellStar                                                           12,100 (a)       156,544

                                    Cognex                                                              4,650 (a)        86,025

                                    Cognos                                                              7,800 (a)       207,797

                                    Dallas Semiconductor                                                5,050           156,550

                                    Duke Realty Investments                                             8,200           194,237

                                    ECI Telecommunications, ADR                                         9,500           359,812

                                    Electronics For Imaging                                             8,100 (a)       171,112

                                    Fairchild, Cl. A                                                    5,100 (a)       102,956

                                    First Health Group                                                 10,300 (a)       293,550

                                    Galilieo International                                              7,700           346,981

                                    Hadco                                                               4,850 (a)       113,066

                                    Hummingbird Communications                                          6,750 (a)       180,562

                                    Intuit                                                              8,200 (a)       502,250

                                    Keane                                                               2,500 (a)       140,000

                                    Kennametal                                                          5,050           210,837

                                    Mutual Risk Management                                             11,666           425,080

                                    NeoMagic                                                           11,900 (a)       184,450

                                    OmniQuip International                                              5,800           107,300

                                    Pittston Brinks Group                                               8,150           300,531

                                    Plantronics                                                         6,600 (a)       339,900

                                    Rental Service                                                      8,100 (a)       272,363

                                    SMART Modular Technologies                                          4,400 (a)        64,350

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------

                                                                                                  ____________      ___________

      Capital Spending (continued)  SPX                                                                 2,700     $     173,813

                                    Silicon Valley Group                                               11,900 (a)       191,144

                                    Sirrom Capital                                                     14,000           364,000

                                    Sotheby's Holdings, Cl. A                                          10,200           228,225

                                    Sterling Commerce                                                   7,072 (a)       342,992

                                    Sterling Software                                                  14,200 (a)       419,788

                                    SunGuard Data Systems                                              12,700 (a)       487,363

                                    Tech Data                                                           7,850 (a)       336,569

                                    Waters                                                              4,900 (a)       288,794

                                    Zebra Technologies, Cl. A                                           6,900 (a)       294,975

                                    Ziff-Davis                                                          8,900 (a)       123,488

                                                                                                                    ____________

                                                                                                                      9,442,321

                                                                                                                    ____________

          Consumer Cyclical--16.4%  Action Performance Cos.                                             4,500 (a)       144,844

                                    Black Box                                                           6,100 (a)       202,444

                                    Borg-Warner Automotive                                              3,350           161,009

                                    Chancellor Media, Cl. A                                             9,500 (a)       471,734

                                    CompUSA                                                            10,300 (a)       186,044

                                    Ethan Allen Interiors                                               4,900           244,694

                                    Fingerhut Cos.                                                     12,600           415,800

                                    Footstar                                                            7,200 (a)       345,600

                                    General Nutrition                                                   9,600 (a)       298,800

                                    Hollinger International, Cl. A                                     11,400           193,800

                                    Interface, Cl. A                                                   15,700           316,944

                                    King World Productions                                              4,700 (a)       119,850

                                    Michaels Stores                                                     8,500 (a)       299,891

                                    Patriot American Hospitality                                            1                14

                                    Promus Hotel                                                        4,730 (a)       182,105

                                    Richfood Holdings                                                   4,775            98,783

                                    Ryan's Family Steak House                                          19,850 (a)       203,463

                                    Safeskin                                                           10,500 (a)       431,812

                                    Sinclair Broadcast Group, Cl. A                                    14,500 (a)       416,875

                                    Speedway Motorsports                                                6,600 (a)       168,712

                                    Tommy Hilfiger                                                      3,850 (a)       240,625

                                    Tower Automotive                                                    4,000 (a)       171,500

                                    United National Foods                                               4,700 (a)       133,950

                                    Wallace Computer Services                                           7,400           175,750

                                    Warnaco Group, Cl. A                                                7,000           297,062

                                    Zale                                                               10,550 (a)       335,622

                                                                                                                    ____________

                                                                                                                      6,257,727

                                                                                                                    ____________

            Consumer Staples--3.0%  Canandaigua Wine, Cl. A                                             2,700 (a)       132,806

                                    Central Garden & Pet                                                8,200 (a)       255,225

                                    Dial                                                               10,400           269,750

                                    Robert Mondavi, Cl. A                                               2,400 (a)        68,100

                                    Suiza Foods                                                         7,117 (a)       424,796

                                                                                                                    ____________

                                                                                                                      1,150,677

                                                                                                                    ____________

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                             Shares             Value
-------------------------------------------------------

                                                                                                    ____________     ___________

                      Energy--6.1%  BJ Services                                                         6,700 (a) $     194,719

                                    Camco International                                                 2,200           171,325

                                    Devon Energy                                                        5,900           206,131

                                    Holly                                                               3,650            93,988

                                    KN Energy                                                           5,150           279,066

                                    Newfield Exploration                                                6,600 (a)       164,175

                                    Ocean Energy                                                        8,588 (a)       168,003

                                    Offshore Logistics                                                  7,700 (a)       136,675

                                    R&B Falcon                                                          8,800 (a)       199,100

                                    Sempra Energy                                                      10,000 (a)       277,486

                                    Smith International                                                 4,350 (a)       151,434

                                    Ultramar Diamond Shamrock                                           3,800           119,937

                                    WICOR                                                               8,200           189,625

                                                                                                                    ____________

                                                                                                                      2,351,664

                                                                                                                    ____________

                 Health Care--8.6%  AmeriSource Health, Cl. A                                           7,700 (a)       505,794

                                    Dura Pharmaceuticals                                                5,300 (a)       118,587

                                    ESC Medical Systems                                                 6,300 (a)       212,625

                                    Lincare Holdings                                                    7,400 (a)       311,263

                                    Orthodontic Centers of America                                     15,200 (a)       318,250

                                    PSS World Medical                                                  15,100 (a)       220,837

                                    PharMerica                                                         17,700 (a)       213,506

                                    PhyCor                                                             10,100 (a)       167,281

                                    Quorum Health Group                                                 8,700 (a)       230,550

                                    Sun Healthcare Group                                               10,300 (a)       150,638

                                    Total Renal Care Holdings                                           6,100 (a)       210,450

                                    Universal Health Services, Cl. B                                    4,800 (a)       280,200

                                    Watson Pharmaceuticals                                              7,300 (a)       340,819

                                                                                                                    ____________

                                                                                                                      3,280,800

                                                                                                                    ____________

         Interest Sensitive--21.1%  AMBAC                                                               5,900           345,150

                                    AMRESCO                                                             4,650 (a)       135,431

                                    AmeriCredit                                                         5,000 (a)       178,438

                                    Amerin                                                              7,000 (a)       204,313

                                    Bank United, Cl. A                                                  6,100           292,038

                                    Boston Properties                                                  10,100           348,450

                                    CMAC Investment                                                     7,300           448,950

                                    Camden Property Trust                                               6,700           199,325

                                    City National                                                       9,700           358,294

                                    EVEREN Capital                                                      9,340           261,520

                                    Edwards (A.G.)                                                      3,725           159,011

                                    Equity Office Properties Trust                                      8,276           234,832

                                    FelCor Suite Hotels                                                 4,400           138,050

                                    First Tennessee National                                            9,200           290,375

                                    Franchise Finance Corp. of America                                  6,400           166,000

                                    Hambrecht & Quist Group                                             3,600 (a)       130,725

                                    Health Care Property Investors                                      4,850           174,903

                                    Hibernia, Cl. A                                                    15,100           304,831

                                    Highwoods Properties                                                5,100           164,794

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                              Shares          Value
-------------------------------------------------------

                                                                                                    ____________     ___________

    Interest Sensitive (continued)  Life Re                                                             2,600     $     213,200

                                    M & T Bank                                                            539           298,606

                                    Mack-Cali Realty                                                    6,440           221,375

                                    Mercantile Bankshares                                               8,500           295,906

                                    Mid Ocean                                                           3,450           270,825

                                    Old Kent Financial                                                  9,159           329,422

                                    Pacific Gulf Properties                                             8,700           185,419

                                    People's Bank                                                       6,200           214,675

                                    Peoples Heritage Financial Group                                   13,600           321,300

                                    Protective Life                                                     7,100           260,481

                                    Reliance Group Holdings                                            15,700           274,750

                                    Sovereign Bancorp                                                  11,360           185,665

                                    TCF Financial                                                       9,100           268,450

                                    Waddell & Reed Financial, Cl. A                                     7,400           177,137

                                                                                                                    ____________

                                                                                                                      8,052,641

                                                                                                                    ____________

           Mining and Metals--1.9%  Brush Wellman                                                       5,300           108,981

                                    Cable Design Technologies                                           6,575 (a)       135,609

                                    IMCO Recycling                                                      8,300           153,550

                                    Texas Industries                                                    2,900           153,700

                                    Titanium Metals                                                     7,400           163,263

                                                                                                                    ____________

                                                                                                                        715,103

                                                                                                                    ____________

              Transportation--2.4%  Air Express International                                           4,750           127,063

                                    Airborne Freight                                                    5,600           195,650

                                    America West Holdings, Cl. B                                        9,450 (a)       269,916

                                    Teekay Shipping                                                     4,200           105,262

                                    Wisconsin Central Transportation                                    9,800 (a)       214,375

                                                                                                                    ____________

                                                                                                                        912,266

                                                                                                                    ____________

                   Utilities--7.5%  CalEnergy                                                           9,500 (a)       285,594

                                    Calpine                                                            11,900 (a)       240,231

                                    DQE                                                                 7,350           264,600

                                    Illinova                                                            9,000           270,000

                                    MidAmerican Energy Holdings                                        11,150           241,119

                                    Montana Power                                                       7,700           267,575

                                    NIPSCO Industries                                                  10,200           285,600

                                    Pinnacle West Capital                                               5,950           267,750

                                    Qwest Communications                                                8,187 (a)       285,525

                                    Tel-Save Holdings                                                  12,700 (a)       187,325

                                    Transaction Network Services                                       13,600 (a)       286,450

                                                                                                                    ____________

                                                                                                                      2,881,769

                                                                                                                    ____________

                                    TOTAL COMMON STOCKS

                                        (cost $34,624,281)                                                          $37,934,584

                                                                                                                    ============


DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                    Principal

Short-Term Investments--3.8%                                                                         Amount            Value
-------------------------------------------------------

                                                                                                  ____________       ___________

              U.S. Treasury Bills:  4.91%, 8/20/98                                               $    112,000      $    111,246

                                    4.87%, 8/27/98                                                     36,000            35,723

                                    4.89%, 9/3/98                                                     188,000           186,359

                                    4.835%, 9/10/98                                                   413,000           409,023

                                    4.90%, 9/17/98                                                    481,000           475,911

                                    4.885%, 9/24/98                                                    34,000            33,611

                                    4.97%, 10/8/98                                                    202,000           199,239

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $1,450,918)                                                          $  1,451,112

                                                                                                                   ============


TOTAL INVESTMENTS (cost $36,075,199)                                                                   103.1%      $ 39,385,696

                                                                                                      =======      ============


LIABILITIES, LESS CASH AND RECEIVABLES                                                                 (3.1%)      $ (1,181,536)

                                                                                                      =======      ============

NET ASSETS                                                                                             100.0%       $38,204,160

                                                                                                      =======      ============
Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments          $36,075,199       $39,385,696

                                 Cash                                                                                    16,524

                                 Receivable for investment securities sold                                              223,322

                                 Dividends receivable                                                                    23,623

                                 Prepaid expenses                                                                           257

                                                                                                                    ____________

                                                                                                                     39,649,422

                                                                                                                    ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           22,565

                                 Payable for investment securities purchased                                          1,404,158

                                 Accrued expenses                                                                        18,539

                                                                                                                    ____________

                                                                                                                      1,445,262

                                                                                                                    ____________

NET ASSETS                                                                                                          $38,204,160

                                                                                                                    ============


REPRESENTED BY:                  Paid-in capital                                                                    $34,746,372

                                 Accumulated undistributed investment income-net                                         34,559

                                 Accumulated net realized gain (loss) on investments                                    112,732

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4                                                             3,310,497

                                                                                                                    ____________

NET ASSETS                                                                                                          $38,204,160

                                                                                                                    ============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        2,298,915

NET ASSET VALUE, offering and redemption price per share                                                                 $16.62

                                                                                                                         ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:             Cash dividends (net of $168 foreign taxes
                                    withheld at source)                                              $173,161

                                 Interest                                                              22,952

                                                                                                     _________

                                    Total Income                                                                       $196,113

EXPENSES:                        Investment advisory fee--Note 3(a)                                   127,129

                                 Custodian fees--Note 3(a)                                             13,845

                                 Auditing fees                                                         13,665

                                 Prospectus and shareholders' reports                                   7,908

                                 Registration fees                                                      2,708

                                 Shareholder servicing costs                                              625

                                 Trustees' fees and expenses--Note 3(b)                                   319

                                 Legal fees                                                               210

                                 Loan commitment fees--Note 2                                             125

                                 Miscellaneous                                                            556

                                                                                                     _________

                                    Total Expenses                                                                      167,090

                                                                                                                       _________

INVESTMENT INCOME--NET                                                                                                   29,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                             $128,356

                                 Net unrealized appreciation (depreciation) on investments            810,217

                                                                                                     _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  938,573

                                                                                                                       _________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $967,596

                                                                                                                       =========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Six Months Ended

                                                                                         June 30, 1998          Year Ended

                                                                                          (Unaudited)        December 31, 1997

                                                                                       ________________       _______________


OPERATIONS:
  Investment income--net                                                                $       29,023        $       79,878

  Net realized gain (loss) on investments                                                      128,356               535,237

  Net unrealized appreciation (depreciation) on investments                                    810,217             1,941,468

                                                                                           ____________          ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                         967,596             2,556,583

                                                                                           ____________          ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                        (4,134)              (70,208)

  Net realized gain on investments                                                             (93,031)             (467,411)

                                                                                           ____________          ____________

       Total Dividends                                                                         (97,165)             (537,619)

                                                                                           ____________          ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             10,915,350            19,389,206

  Dividends reinvested                                                                          97,166               537,619

  Cost of shares redeemed                                                                   (1,832,856)           (1,940,009)

                                                                                           ____________          ____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions               9,179,660            17,986,816

                                                                                           ____________          ____________

         Total Increase (Decrease) in Net Assets                                            10,050,091            20,005,780

NET ASSETS:

  Beginning of Period                                                                       28,154,069             8,148,289

                                                                                           ____________          ____________

  End of Period                                                                            $38,204,160           $28,154,069

                                                                                           ============          ============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                    $       34,559       $         9,670

                                                                                           ____________          ____________

                                                                                              Shares                Shares

                                                                                           ____________          ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                  657,255             1,246,716

  Shares issued for dividends reinvested                                                         5,610                34,650

  Shares redeemed                                                                             (109,823)             (137,983)

                                                                                           ____________          ____________

       Net Increase (Decrease) in Shares Outstanding                                           553,042             1,143,383

                                                                                           ============          ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                              Six Months Ended

                                                                               June 30, 1998           Year Ended December 31,

                                                                                                      __________________________

PER SHARE DATA:                                                                  (Unaudited)           1997            1996(1)

                                                                                __________            ______           ______
   Net asset value, beginning of period                                            $16.13             $13.52           $12.50

                                                                                   ______             ______           ______

   Investment Operations:

   Investment income--net                                                            .01               .05               .05

   Net realized and unrealized gain (loss)

       on investments                                                                .53               2.89              1.03

                                                                                   ______             ______           ______

   Total from Investment Operations                                                  .54               2.94              1.08

                                                                                   ______             ______           ______

   Distributions:

   Dividends from investment income--net                                             (.00)(2)           (.04)            (.05)

   Dividends from net realized gain on investments                                   (.05)              (.29)            (.01)

                                                                                   ______             ______           ______

   Total Distributions                                                               (.05)              (.33)            (.06)

                                                                                   ______             ______           ______

   Net asset value, end of period                                                  $16.62             $16.13           $13.52

                                                                                   ======             ======           ======


TOTAL INVESTMENT RETURN                                                             3.32%(3)           21.77%
8.73%(3,4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                           .49%(3)            1.12%             .75%(3)

   Ratio of net investment income

       to average net assets                                                         .08%(3)             .53%             .39%(3)

   Decrease reflected in above expense ratios

       due to undertakings by The Dreyfus Corporation                                 --                 --               .19%(3)

   Portfolio Turnover Rate                                                         20.12%(3)          34.48%            35.68%(3)

   Net Assets, end of period (000's Omitted)                                     $38,204            $28,154            $8,148
-----------------------------

(1)  From April 30, 1996 (commencement of operations) to December 31, 1996.

(2)  Amount represents less than $.01 per share.(

(3)  Not annualized.

(4)  Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December
     31, 1996.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Company Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The  Series  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

  The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended June 30, 1998, the Series was charged $13,845 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $15,904,189 and $6,742,422, respectively.

  At  June  30, 1998, accumulated net unrealized appreciation on investments was
$3,310,497,   consisting   of   $5,813,405  gross  unrealized  appreciation  and
$2,502,908 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).